SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported) November 8, 2007

                                 PUBLIC STORAGE
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Maryland                          001-33519                 95-3551121
-------------------                    ---------                 ----------
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
     Of Incorporation)                                   Identification Number)

               701 Western Avenue, Glendale, California 91201-2397
              ----------------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 244-8080
                                                           --------------

                                       N/A
          (Former name or former address, if changed since last report)


( _ ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( _ ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( _ ) Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( _ ) Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition and Exhibits

         On November 8, 2007, Public Storage announced its financial results for the quarter ended September 30, 2007. The full text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

(c)           Exhibits

         The following exhibit relating to Item 2.02 shall be deemed to be furnished and not filed:

              99.1 Press Release dated November 8, 2007.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PUBLIC STORAGE


Dated: November 8, 2007


                                             By: /s/ John Reyes
                                                 -----------------------
                                                 John Reyes
                                                 Chief Financial Officer